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                          Securities and Exchange Commission
                                Washington, D.C. 20549


                                       FORM 8-K


                                    CURRENT REPORT

        Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported):   AUGUST 28, 1998


                            BROTHERS GOURMET COFFEES, INC.
               -----------------------------------------------------------
                   (Exact Name of Registrant as Specified in Charter)


           Delaware                    0-23024                 52-1681708
    (State or Other Juris-         (Commission File           (IRS Employer
  diction of Incorporation)             Number)            Identification No.)


              2255 Glades Road
                 Suite 100E
             Boca Raton, Florida                                 33431
        ---------------------------------------------------------------------
            (Address of Principal                              (Zip Code)
             Executive Offices)


                                 (561) 995-2600
        ---------------------------------------------------------------------
                 (Registrant's Telephone Number, Including Area Code)


                                  Not Applicable
        ---------------------------------------------------------------------
            (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS

On August 28, 1998, the Registrant issued the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference. The press releases announces that, on Thursday, August 27, 1998, Brothers Gourmet Coffees, Inc., and its three subsidiaries, Brothers Coffee Bars, Inc., Brothers Retail Corp., and Maryland Club Foods, Inc., filed voluntary petitions for relief under Chapter 11 of the Federal Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

     99.1 Press release issued Friday, August 28, 1998, by the Registrant describing the filing, by the Registrant and its three subsidiaries, of voluntary petitions for relief under Chapter 11 of the Federal Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware.


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                                     SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         BROTHERS GOURMET COFFEES, INC.
                                                  (Registrant)

                                               /s/  Barry Bilmes
                                       ----------------------------------------
Date:  August 28, 1998                 By:     Barry Bilmes
                                       Title:  Vice President Finance and
                                               Administration